RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2020
8. RELATED PARTY TRANSACTIONS

In connection with the Company’s acquisition of the 8.8228% non-controlling interest in China Liberal Beijing, the Company borrowed cash from related party, Ms. Lam Ngai Ngai, the controlling shareholder of the Company, and made the payment to original five non-controlling shareholders (see Note 1 and Note 11). This borrowing from related party is non-interest bearing and the Company made the repayment to related party in fourth quarter of fiscal year 2019 using cash generated from operating activities.

As of June 30, 2020 and December 31, 2019, balance due to related party comprises of advances from the Company’s principal shareholder and used for working capital during the Company’s normal course of business. These advances are non-interest bearing and due on demand. Balance due to a related party amounted to $556,311 and $461,633 as of June 30, 2020 and December 31, 2019, respectively.